SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                 __________________________________________


                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported) February 28, 2002


                          FirstFed Financial Corp.
           (Exact name of registrant as specified in its charter)



       Delaware                     1-9566                   95-4087449
(State of Incorporation)    (Commission File No.)   (IRS Employer
                                                    Identification No.)



401 Wilshire Boulevard, Santa Monica, California,            90401-1490
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code       (310) 319-6000




Total number of pages is 5
Index to Exhibit is on Page 3.

ITEM 7.  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)   Exhibits

          99.0  Monthly Financial Data as of January 31, 2002 (Unconsolidated)

          99.1 Loan Portfolio Segment Report of First Federal Bank of California as of January 31, 2002

ITEM 9.  REGULATION FD DISCLOSURE.

      The Registrant hereby incorporates by reference into this Item 9 the summary monthly financial data as of January 31, 2002 attached as
Exhibit 99.0, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     The Registrant hereby incorporates by reference into this Item 9 the Loan Portfolio Segment Reports as of January 31, 2002, attached as
Exhibit 99.1, which are being furnished in accordance with Rule 101(e)(1)under Regulation FD and shall not be deemed to be filed. This information is being presented by management of the Registrant in response to the request of various analysts and investors for additional information regarding the single family loan portfolio of Registrant's sole subsidiary, First Federal Bank of California (the "Bank"). Specifically, the report presents information which management believes is relevant to the perceived issue of prepayment risk on recently originated single family home loans in the Bank's portfolio. Information regarding prepayment risk on other loans in the Bank's portfolio is not presented herein.

     A discussion of the factors that could impact this area as to the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

                            S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FIRSTFED FINANCIAL CORP.




Dated: February 28, 2002           By:
                                          Douglas J. Goddard
                                          Chief Financial Officer

                             INDEX TO EXHIBITS

Item                                                              Page

99.0  Monthly Financial Information as of January 31, 2002             4

99.1  Loan Portfolio Segment Report of First Federal Bank of
      California as of January 31, 2002                                5

                         MONTHLY REPORT OF OPERATIONS
                Unaudited, Unconsolidated Financial Highlights


                                As of, for the Month
                                 Ended January 31,
                                ---------------------
                                  2002       2001
                                (Dollars in thousands)

AVERAGE INVESTMENTS           $  231,860  $  191,072


LOANS

Total Loans and Mortgage-
  Backed Securities           $4,231,988  $4,022,499

Loans Originated/Purchased:
  Single-Family Loans         $   39,894  $   53,206
  Multi-Family Loans              22,258      16,977
  Commercial Real Estate Loans     1,500           0
  Others                           2,700       2,909
                              $   66,352  $   73,092

Loans Sold                    $    5,554  $    2,565

Average Rate on Loans
  Originated/Purchased              6.35%       7.58%
Percentage of Portfolio in
  Adjustable Rate Loans            70.75%      91.19%
Non-performing Assets
  to Total Assets                   0.26%       0.24%


BORROWINGS

Federal Home Loan Bank
  Advances                    $1,497,000  $1,534,000
Reverse Repurchase
  Agreements                  $  208,367  $  293,164

DEPOSITS

Retail Deposits               $2,059,683  $1,701,516
Wholesale Deposits            $  422,458  $  493,583
                              ----------  ----------
                              $2,482,141  $2,195,099

Net Increase (Decrease)       $  (70,866) $   26,348


AVERAGE INTEREST RATES

Yield on Loans                      6.58%       8.30%
Yield on Investments                3.80%       5.81%
Yield on Earning Assets             6.44%       8.19%
Cost of Deposits                    2.92%       4.85%
Cost of Borrowings                  4.72%       6.43%
Cost of Money                       3.67%       5.58%
Earnings Spread                     2.77%       2.61%
Effective Net Spread                2.91%       2.82%

                 First Federal Bank of California, fsb
                     Loan Portfolio Stratification
                            as of 01/31/2002
                            (000's omitted)


             Total Real Estate Loan Portfolio


                                           Bank Owned     Percent of
             Property Type                   Balance         Total

             Single Family                 $2,060,694         52%
             Multi-family                   1,532,461         38%
             Commercial & Ind                 371,394          9%
             Construction                      36,037          1%
             Land                               1,477          0%
                Total Real Estate Loans    $4,002,063        100%


             Single Family

             Without Prepayment Penalty    $1,763,127         86%
             With Prepayment Penalty          297,567         14%
                Total Single Family Loans  $2,060,694        100%


                                    Bank Owned
                       Age            Balance

                       0 to 10 Yrs   $1,503,120         85%
                       >10 Yrs         $260,007         15%
                       Total         $1,763,127        100%



                           Loans 0 to Ten Years
                   Balances by Current Principal Balance

  Current
  Interest        Less                                        Greater
 Rate Range       than                                         than
               $  252    $252-275   $275-500  $500-1,000    $  1,000      Total      %
<5.50%         $  3,513  $    537   $  5,516  $    3,973    $      0  $   13,539    0.9%
5.50%-5.75%       4,384     1,342     52,714      52,214      13,875     124,529    8.3%
5.75%-6.00%      32,687     5,537     31,933      17,845      17,314     105,316    7.0%
6.00%-6.25%      79,299     7,148     87,155      63,387      45,751     282,740   18.8%
6.25%-6.50%      79,278    10,674     60,396      64,623      73,576     288,547   19.2%
6.50%-6.75%      54,399     6,875     47,786      41,523      52,017     202,600   13.5%
6.75%-7.00%      30,902     3,731     51,759      54,794      33,969     175,155   11.6%
7.00%-7.25%      20,268     1,322     38,990      30,361      39,241     130,182    8.6%
7.25%-7.50%      31,526     2,379     24,077      23,566      14,832      96,380    6.4%
7.50%-7.75%      11,962       782     11,260       4,275       7,378      35,657    2.4%
7.75%-8.00%       8,572     1,034      8,915       2,768       4,225      25,514    1.7%
8.00%-9.00%       7,936     1,051      6,093       3,688       1,778      20,546    1.4%
>9.00%            2,142       273          0           0           0       2,415    0.2%
       Total   $366,868  $ 42,685   $426,594  $  363,017    $303,956  $1,503,120  100.0%